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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2000


                           LONG BEACH SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 2000, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                 SERIES 2000-1)


                           Long Beach Securities Corp.
                         ------------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                     333-41712             33-0917586
         --------                     ---------             ----------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

1100 Town & Country Road
Suite 1600
Orange, California                                              92868
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On December 15, 2000, a single series of certificates, entitled Long Beach Mortgage Loan Trust, Asset-Backed Certificates, Series 2000-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2000 (the "Agreement"), attached hereto as
Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company ("Long Beach") as master servicer (the "Master Servicer"), First Union National Bank as trustee (the "Trustee") and Bankers Trust Company of California, N.A. as trust administrator (the "Trust Administrator"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class AF-1 Certificates", "Class AF-2 Certificates", "Class AF-3 Certificates", "Class AF-4 Certificates", "Class AV-1 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four-family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,000,000594.71 as of December 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 12, 2000 (the "Purchase Agreement") between Long Beach and the Depositor. The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, Class AV-1 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Deutsche Bank Securities Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated December 12, 2000 (the "Underwriting Agreement") among the Depositor, Long Beach and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                  Initial Certificate
        Class                    Principal Balance or                      Pass-Through Rate
                                    Notional Amount
        AF-1              $        16,810,000.00                               Variable
        AF-2              $        18,388,000.00                               Variable
        AF-3              $        22,472,000.00                               Variable
        AF-4              $         7,300,000.00                               Variable
        AV-1              $       825,030,000.00                               Variable
        M-1               $        37,500,000.00                               Variable

                                  Initial Certificate
        Class                    Principal Balance or                      Pass-Through Rate
                                    Notional Amount
M-2                       $       35,000,000.00                                Variable
M-3                       $       17,500,000.00                                Variable
C                         $       20,000494.71                                 Variable
P                         $       100                                             N/A
R                                 100%                                            N/A

                  The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated December 12, 2000, and the Prospectus Supplement, dated December 12, 2000, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

               (a)      Not applicable

               (b)      Not applicable

               (c)      Exhibits


                  Exhibit No.                                        Description
                  -----------                                        -----------
                      4.1                   Pooling and Servicing Agreement, dated as of December 1,
                                            2000, by and among Long Beach Securities Corp. as
                                            Depositor, Long Beach Mortgage Company as Master
                                            Servicer, First Union National Bank as Trustee and Bankers
                                            Trust Company of California, N.A. as Trust Administrator,
                                            relating to the Series 2000-1 Certificates.




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                                       -4-


                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 15, 2000

                                         LONG BEACH SECURITIES CORP.


                                         By:      /s/ Jeffery A Sorensen
                                                  ----------------------
                                         Name:    Jeffery A Sorensen
                                         Title:   Vice President

                                                 Index to Exhibits
                                                 -----------------



                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           4.1              Pooling and Servicing Agreement, dated as of                              __
                            December 1, 2000, by and among Long Beach
                            Securities Corp. as Depositor, Long Beach
                            Mortgage Company as Master Servicer, First
                            Union National Bank as Trustee and Bankers
                            Trust Company of California, N.A. as Trust
                            Administrator, relating to the Series 2000-1
                            Certificates.